Exhibit 99.1

Fabrinet Announces First Quarter Fiscal Year 2021 Financial Results

•	Record First Quarter Revenue of $436.6 Million Exceeds Guidance

•	Record Net Income per Share Exceeds Guidance

•	GAAP Net Income per Share Increases 28% and Non-GAAP Net Income per Share Increases 22% Year-over-Year

BANGKOK, Thailand – November 2, 2020 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its first fiscal quarter ended September 25, 2020.

Seamus Grady, Chief Executive Officer of Fabrinet, said, “We have a lot to be optimistic about, as numerous drivers contributed to our growth and outperformance in the first quarter. Our strategy is working as strength from newer programs offsets the softness we see in certain markets.”

Grady continued, “We believe that we can grow faster than the markets we serve by focusing on attracting new customers, winning new projects at existing customers, and pursuing new programs that leverage our advanced precision manufacturing capabilities.”

First Quarter Fiscal Year 2021 Financial Highlights

GAAP Results

•	Revenue for the first quarter of fiscal year 2021 was $436.6 million, compared to $399.3 million in the first quarter of fiscal year 2020.

•	GAAP net income for the first quarter of fiscal year 2021 was $33.1 million, compared to GAAP net income of $26.0 million for the first quarter of fiscal year 2020.

•	GAAP net income per diluted share for the first quarter of fiscal year 2021 was $0.88, compared to GAAP net income per diluted share of $0.69 for the first quarter of fiscal year 2020.

Non-GAAP Results

•	Non-GAAP net income for the first quarter of fiscal year 2021 was $39.3 million, compared to non-GAAP net income of $32.2 million for the first quarter of fiscal year 2020.

•	Non-GAAP net income per diluted share for the first quarter of fiscal year 2021 was $1.05, compared to non-GAAP net income per diluted share of $0.86 for the first quarter of fiscal year 2020.

Business Outlook

Based on information available as of November 2, 2020, Fabrinet is issuing guidance for its second fiscal quarter ending December 25, 2020, as follows:

•	Fabrinet expects second quarter revenue to be in the range of $420 million to $440 million.

•	GAAP net income per diluted share is expected to be in the range of $0.84 to $0.91, based on approximately 37.7 million fully diluted shares outstanding.

•	Non-GAAP net income per diluted share is expected to be in the range of $1.00 to $1.07, based on approximately 37.7 million fully diluted shares outstanding.

Conference Call Information

What:	Fabrinet First Quarter Fiscal Year 2021 Financial Results Call
When:	Monday, November 2, 2020
Time:	5:00 p.m. ET
Live Call:	(888) 357-3694, domestic
(253) 237-1137, international
Passcode: 9490738
Replay:	(855) 859-2056, domestic
(404) 537-3406, international
Passcode: 9490738
Webcast:	http://investor.fabrinet.com/ (live and replay)

This press release and any other information related to the call will also be posted on Fabrinet’s website at http://investor.fabrinet.com. A recorded version of this webcast will be available approximately two hours after the call and will be archived on Fabrinet’s website for a period of one year.

About Fabrinet

Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, Israel and the United Kingdom. For more information visit: www.fabrinet.com.

Forward-Looking Statements

“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our expectations that our strategy is working and we will be able to grow faster than the markets we serve; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the second quarter of fiscal year 2021. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the effects of the coronavirus on our business, particularly the possibility of (1) the growing global economic downturn, (2) extended shutdowns at any of our manufacturing facilities, especially if the outbreak intensifies or returns in various geographic areas, (3) continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials, especially if the outbreak intensifies or returns in various geographic areas, and (4) regional downward demand adjustments from our customers, particularly those in areas affected by the outbreak; less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel, the U.S. and the U.K.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Annual Report on Form 10-K, filed with the SEC on August 18, 2020. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financials

We refer to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding our ongoing operational performance. Non-GAAP net income excludes: share-based compensation expenses; depreciation of fair value uplift; amortization of intangibles; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.

These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.

SOURCE: Fabrinet

Investor Contact:

Garo Toomajanian

ir@fabrinet.com

FABRINET

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands of U.S. dollars, except share data and par value)	September 25, 2020	June 26, 2020
Assets
Current assets
Cash and cash equivalents	$189,201	$225,430
Short-term restricted cash	7,402	7,402
Short-term investments	307,238	262,693
Trade accounts receivable, net of allowance for doubtful accounts of $186 and $336, respectively	289,162	272,665
Contract assets	11,757	13,256
Inventories	339,429	309,786
Other receivable	24,310	24,310
Prepaid expenses	4,095	5,399
Other current assets	7,827	14,508

Total current assets	1,180,421	1,135,449

Non-current assets
Property, plant and equipment, net	227,623	228,274
Intangibles, net	4,147	4,312
Operating right-of-use assets	7,228	8,068
Deferred tax assets	5,766	5,675
Other non-current assets	221	202

Total non-current assets	244,985	246,531

Total Assets	$1,425,406	$1,381,980

Liabilities and Shareholders’ Equity
Current liabilities
Long-term borrowings, current portion, net	$12,156	$12,156
Trade accounts payable	284,173	251,603
Fixed assets payable	9,616	15,127
Contract liabilities	966	1,556
Operating lease liabilities, current portion	2,098	1,979
Income tax payable	2,940	2,242
Accrued payroll, bonus and related expenses	18,881	19,265
Accrued expenses	10,077	8,979
Other payables	14,542	21,514

Total current liabilities	355,449	334,421

Non-current liabilities
Long-term borrowings, non-current portion, net	36,475	39,514
Deferred tax liability	4,927	4,729
Operating lease liability, non-current portion	4,906	5,873
Severance liabilities	17,609	17,379
Other non-current liabilities	5,337	5,655

Total non-current liabilities	69,254	73,150

Total Liabilities	424,703	407,571

Commitments and contingencies
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding at September 25, 2020 and June 26, 2020)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 38,680,659 shares and 38,471,967 shares issued at September 25, 2020 and June 26, 2020, respectively; and 36,936,556 shares and 36,727,864 shares outstanding at September 25, 2020 and June 26, 2020, respectively)	387	385
Additional paid-in capital	171,715	175,610
Less: Treasury shares (1,744,103 shares and 1,744,103 shares at September 25, 2020 and June 26, 2020, respectively)	(68,501)	(68,501)
Accumulated other comprehensive loss	(3,904)	(1,147)
Retained earnings	901,006	868,062

Total Shareholders’ Equity	1,000,703	974,409

Total Liabilities and Shareholders’ Equity	$1,425,406	$1,381,980

FABRINET

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(unaudited)

	Three Months Ended
(in thousands of U.S. dollars, except per share data)	September 25, 2020	September 27, 2019
Revenues	$436,639	$399,296
Cost of revenues	(386,159)	(353,309)

Gross profit	50,480	45,987
Selling, general and administrative expenses	(16,863)	(16,000)

Operating income	33,617	29,987
Interest income	1,104	2,098
Interest expense	(251)	(2,393)
Foreign exchange gain (loss), net	128	(1,953)
Other income (expense), net	121	377

Income before income taxes	34,719	28,116
Income tax expense	(1,668)	(2,159)

Net income	33,051	25,957

Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	(325)	35
Change in net unrealized gain (loss) on derivative instruments	(3,208)	39
Change in net retirement benefits plan – prior service cost	173	83
Change in foreign currency translation adjustment	603	(369)

Total other comprehensive income (loss), net of tax	(2,757)	(212)

Net comprehensive income	$30,294	$25,745

Earnings per share
Basic	$0.90	$0.70
Diluted	$0.88	$0.69

Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	36,818	36,913
Diluted	37,383	37,529

FABRINET

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Three Months Ended
(in thousands of U.S. dollars)	September 25, 2020	September 27, 2019

Cash flows from operating activities
Net income for the period	$33,051	$25,957
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	8,570	7,465
(Gain) loss on disposal of property, plant and equipment	(19)	8
(Gain) loss from sales and maturities of available-for-sale securities	—	(67)
Amortization of investment discount	481	65
Amortization of deferred debt issuance costs	8	2
(Reversal of) allowance for doubtful accounts	(257)	(5)
Unrealized (gain) loss on exchange rate and fair value of foreign currency forward contracts	(890)	1,479
Unrealized loss (gain) on fair value of interest rate swaps	—	1,671
Amortization of fair value at hedge inception of interest rate swaps	(359)	—
Share-based compensation	6,027	5,995
Deferred income tax	56	705
Other non-cash expenses	96	53
Changes in operating assets and liabilities
Trade accounts receivable	(16,497)	(12,967)
Contract assets	1,499	827
Inventories	(29,643)	(27,898)
Other current assets and non-current assets	7,812	4,225
Trade accounts payable	33,546	(5,263)
Contract liabilities	(590)	27
Income tax payable	871	733
Severance liabilities	745	811
Other current liabilities and non-current liabilities	(10,001)	(1,176)

Net cash provided by operating activities	34,506	2,647

Cash flows from investing activities
Purchase of short-term investments	(79,103)	(62,880)
Proceeds from sales of short-term investments	—	49,472
Proceeds from maturities of short-term investments	33,750	31,673
Purchase of property, plant and equipment	(12,572)	(6,343)
Purchase of intangibles	(530)	(246)
Proceeds from disposal of property, plant and equipment	21	—

Net cash (used in) provided by investing activities	(58,434)	11,676

Cash flows from financing activities
Payment of debt issuance costs	—	(153)
Proceeds from long-term borrowings	—	60,938
Repayment of long-term borrowings	(3,047)	(60,938)
Repayment of finance lease liability	(100)	(109)
Withholding tax related to net share settlement of restricted share units	(9,920)	(4,144)

Net cash used in financing activities	(13,067)	(4,406)

Net (decrease) increase in cash, cash equivalents and restricted cash	(36,995)	9,917

Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	232,832	188,241
(Decrease) increase in cash, cash equivalents and restricted cash	(36,995)	9,917
Effect of exchange rate on cash, cash equivalents and restricted cash	766	(41)

Cash, cash equivalents and restricted cash at the end of period	$196,603	$198,117

Non-cash investing and financing activities
Construction, software and equipment-related payables	$9,616	$9,816

FABRINET

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) (Continued)

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the unaudited condensed consolidated balance sheets that sum to the total of the same amounts shown in the unaudited condensed consolidated statements of cash flows:

	As of
(amount in thousands)	September 25, 2020	September 27, 2019

Cash and cash equivalents	$189,201	$168,535
Restricted cash	7,402	29,582

Cash, cash equivalents and restricted cash	$196,603	$198,117

FABRINET

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Three Months Ended
	September 25, 2020		September 27, 2019
(in thousands of U.S. dollars, except per share data)	Net income	Diluted EPS	Net income	Diluted EPS

GAAP measures	$33,051	$0.88	$25,957	$0.69
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,825	0.05	1,720	0.05
Depreciation of fair value uplift	84	0.00	79	0.00

Total related to gross profit	1,909	0.05	1,799	0.05

Related to selling, general and administrative expenses:
Share-based compensation expenses	4,202	0.11	4,275	0.11
Amortization of intangibles	131	0.00	143	0.00

Total related to selling, general and administrative expenses	4,333	0.12	4,418	0.12

Related to other incomes and other expenses:
Amortization of deferred debt issuance costs	8	0.00	2	0.00

Total related to other incomes and other expenses	8	0.00	2	0.00

Total related to net income & EPS	6,250	0.17	6,219	0.17

Non-GAAP measures	$39,301	$1.05	$32,176	$0.86

Shares used in computing diluted net income per share
GAAP diluted shares		37,383		37,529
Non-GAAP diluted shares		37,383		37,529

FABRINET

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(amount in thousands)	Three Months Ended
	September 25, 2020	September 27, 2019
Net cash provided by operating activities	$34,506	$2,647
Less: Purchase of property, plant and equipment	(12,572)	(6,343)

Non-GAAP free cash flow	$21,934	$(3,696)

FABRINET

GUIDANCE FOR QUARTER ENDING DECEMBER 25, 2020

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$0.84 to $0.91
Related to cost of revenues:
Share-based compensation expenses	0.04

Total related to gross profit	0.04

Related to selling, general and administrative expenses:
Share-based compensation expenses	0.12

Total related to selling, general and administrative expenses	0.12

Total related to net income & EPS	0.16

Non-GAAP net income per diluted share	$1.00 to $1.07